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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A/A
                               (Amendment No.1)
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               G & L REALTY CORP.
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            (Exact Name of Registrant as Specified in its Charter)

     Maryland                                             95-449388
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(State of Incorporation or                              (IRS Employer
 Organization)                                        Identification No.)

  439 N. Bedford Drive
Beverly Hills, California                                  90210
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(Address of principal                                     (zip code)
 executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                           Name of Each Exchange on
to be so Registered                           Which Each Class is to be
-----------------------------                        Registered
                                                  ------------------

  % Series A Cumulative Preferred Stock         New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

     A description of the     % Series A Cumulative Preferred Stock (the "Series
                          ----
A Preferred Stock") to be registered hereunder is contained in the section entitled "Description of Series A Preferred Stock" in the Prospectus included in Amendment No. 3 to the Registrant's Form S-11 Registration Statement, File No. 333-24911, as filed on May 7, 1997 with the Securities and Exchange Commission and filed pursuant to Rule 430 of the Securities Act of 1933, as amended. Such description is incorporated herein by reference.

Item 2.  Exhibits.
         --------

Exhibit No.   Description
-----------   -----------
2.1/(1)/      Articles of Amendment and
              Restatement of the Charter
              of Registrant.
2.2/(2)/      Amended and Restated Bylaws of
              Registrant.
2.3/(3)/      Form of Articles Supplementary relating
              to the Series A Preferred Stock.
2.4/(4)/      Specimen Share Certificate for the
              Series A Preferred Stock.

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(1)   Filed as an exhibit to the Registrant's Registration Statement on Form S-11 and amendments thereto (File No. 33-68984) and incorporated herein by reference.
(2)   Filed as an exhibit to the Registrant's Annual Report on Form
      10-K for the year ended December 31, 1994 and incorporated herein by reference.
(3)   Filed as Exhibit 4.1 to the Registrant's Registration Statement on
      Form S-11 and amendments thereto (File No. 333-24911) and incorporated herein by reference.
(4) Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-11 and amendments thereto (File No. 333-24911) and incorporated herein by reference.



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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              G & L REALTY CORP.

Date:  May 8, 1997      By: /s/ Quentin Thompson
                              ---------------------------------
                                   Quentin Thompson
                               Chief Accounting Officer,
                                Treasurer and Secretary



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